   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 7, 2000
                                                   REGISTRATION NOS.:  33-58175
                                                                       811-7263
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   [X]
                          PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 6                    [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                              [X]
                                AMENDMENT NO. 7                            [X]
                               ----------------
               MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600
                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copy to:
                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                               ----------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


                         ----  immediately upon filing pursuant to paragraph (b)
                           X
                         ----  on February 11, 2000 pursuant to paragraph (b)

                         ----  60 days after filing pursuant to paragraph (a)

                         ----  on (date) pursuant to paragraph (a) of rule 485.

                               ----------------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                             PROSPECTUS - FEBRUARY 11, 2000


Morgan Stanley Dean Witter



                                                         HAWAII MUNICIPAL TRUST

               ----------------------------------------------------------------




A MUTUAL FUND THAT SEEKS A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND HAWAII STATE INCOME TAXES CONSISTENT
WITH THE PRESERVATION OF CAPITAL


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                    Investment Objective............................1
                            Principal Investment Strategies.................1
                            Principal Risks.................................2
                            Past Performance................................4
                            Fees and Expenses...............................5
                            Additional Investment Strategy Information......6
                            Additional Risk Information.....................7
                            Fund Management.................................9

Shareholder Information     Pricing Fund Shares............................10
                            How to Buy Shares..............................10
                            How to Exchange Shares.........................14
                            How to Sell Shares.............................16
                            Distributions..................................18
                            Tax Consequences...............................18

Financial Highlights        ...............................................20

Our Family of Funds         ............................... Inside Back Cover

                            This Prospectus contains important information about the Fund.
                            Please read it carefully and keep it for future reference.

----                                                           ----


THE FUND


[GRAPHIC OMITTED]


      INVESTMENT OBJECTIVE
--------------------------------

          Morgan Stanley Dean Witter Hawaii Municipal Trust seeks a high level of current income exempt from both federal and Hawaii state income taxes consistent with the preservation of capital.





[GRAPHIC OMITTED]


      PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------

          The Fund will invest at least 80% of its assets in securities that pay interest normally exempt from federal and Hawaii state income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in investment grade, municipal obligations of issuers in Hawaii and obligations of U.S. Governmental territories such as Puerto Rico. Municipal obligations are bonds, notes or commercial paper issued by state and local governments. The Fund will invest in municipal obligations rated investment grade by Moody's Investors Service or Standard & Poor's Corporation or, if unrated, judged to be of comparable quality by the Investment Manager at the time of purchase. There are no maturity limitations on the Fund's portfolio securities.


[sidebar open]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[end sidebar]


          The Fund may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.



          The Fund may invest up to 10% of its assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fail.


          Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities,which are purchased at a discount and accrue interest, but make no payment until maturity. In addition, the Fund may invest in private activity bonds, including industrial development and pollution control bonds, lease obligations and futures.

          In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.





[GRAPHIC OMITTED]


      PRINCIPAL RISKS
--------------------------

          There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.



          Credit and Interest Rate Risks. A principal risk of investing in the Fund is associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.



          Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control facilities, also may be negatively impacted by the general credit of the user of the project. However, unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state -- Hawaii -- and its municipalities, as well as certain U.S. territories such as Puerto Rico. Because the Fund concentrates its investments in securities issued by Hawaii state and local governments and certain U.S. territories, the Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning Hawaii or the U.S. territories' issuers ability to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.



          Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)


          The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

          Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.


          In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.


          Non-Diversified Status. The Fund is classified as a "non-diversified" mutual fund. The Fund therefore is permitted to have a relatively high percentage of its assets invested in the securities of a limited number of issuers within the state of Hawaii, and the value of its portfolio securities may be more susceptible to any single economic, political or regulatory event than a "diversified" mutual fund.


          Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments. For more information about these risks, see the "Additional Risk Information" section.



          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]


      PAST PERFORMANCE
----------------------------

          The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.



                         ANNUAL TOTAL RETURNS -- CALENDAR YEARS

          1996   3.73%
          1997   9.29%
          1998   6.12%
          1999  -5.50%




                                                             The performance
                                                             information in the
                                                             bar chart does not
                                                             reflect the
                                                             deduction of sales
                                                             charges; if these
                                                             amounts were
                                                             reflected, returns
                                                             would be less than
                                                             shown.



[sidebar open]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 4 calendar years.
[end sidebar]

[sidebar open]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable front-end sales charge and assume you sold your shares at the end of each period.
[end sidebar]





          During the periods shown in the bar chart, the highest return for a calendar quarter was 5.47% (quarter ended December 31, 1995) and the lowest return for a calendar quarter was -2.32% (quarter ended March 31, 1996).

          AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
          ---------------------------------------------------------------------

                                                               LIFE OF FUND
                                              PAST 1 YEAR   (SINCE MARCH 1995)
          ---------------------------------------------------------------------
          Hawaii Municipal Trust(1)               -8.33%        3.45%
          ---------------------------------------------------------------------
          Lehman Brothers Municipal Bond Index(2) -2.06%        5.53%(3)
          ---------------------------------------------------------------------

          (1) The Fund's returns include the maximum applicable front-end sales charge.

          (2) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investor Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

          (3) For the period June 30, 1995 to December 31, 1999.

[GRAPHIC OMITTED]



      FEES AND EXPENSES
-----------------------------

          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees.


SHAREHOLDER FEES
------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases (as a percentage of
  offering price)                                                             3.0%
------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage based on the lesser
  of the offering price or net asset value at redemption)                     None
------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES(1)
------------------------------------------------------------------------------------
  Management fee                                                               0.35%
------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                                        0.19%
------------------------------------------------------------------------------------
  Other expenses                                                               1.91%
------------------------------------------------------------------------------------
  Total annual Fund operating expenses                                         2.45%
------------------------------------------------------------------------------------

  (1) The expenses set forth in the table reflect that during the Fund's fiscal year ended November 30, 1999 (and through December 31, 2000), the Investment Manager has undertaken to continue to assume all operating expenses (except for any brokerage fees) and to waive the compensation provided for in its Management Agreement to the extent that they exceed 0.55% of the Fund's daily net assets on an annualized basis. Taking the waiver/assumption of expenses into account, the Fund's total annual operating expenses would have been 0.52% for the fiscal year ended November 30, 1999.


[sidebar open]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[end sidebar]

[sidebar open]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended November 30, 1999, restated to reflect a management fee and operating expense reduction.
[end sidebar]

          Example


          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.



           EXPENSES OVER TIME
-------------------------------------------
   1 Year   3 Years   5 Years   10 Years
-------------------------------------------
   $541     $1,041    $1,566    $3,003
-------------------------------------------

[GRAPHIC OMITTED]



      ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------
          This section provides additional information relating to the Fund's principal strategies.


          Private Activity Bonds. The Fund may invest more than 25% of its assets in municipal obligations known as private activity bonds. These securities include housing, industrial development and pollution control revenue, electric, utility, manufacturing, and transportation facilities.



          Lease Obligations. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities for public and private purposes.


          Futures. The Fund may purchase and sell put and call futures with respect to financial instruments and municipal bond index futures. Futures may be used to seek to hedge against interest rate changes.


          Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market instruments or the highest grade, municipal obligations issued in other states in a defensive posture when the Investment Manager believes it is advisable to do so. Municipal obligations of other states pay interest that is exempt from federal income tax but not from Hawaii state tax. Defensive investing could have the effect of reducing the Fund's ability to provide tax-exempt income or otherwise meet its investment objective.

[GRAPHIC OMITTED]


      ADDITIONAL RISK INFORMATION
----------------------------------------

          This section provides additional information relating to the principal risks of investing in the Fund. As discussed in the "Principal Risks" section, a principal risk of investing in the Fund is associated with its fixed-income securities investments. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.



           HOW INTEREST RATES AFFECT BOND PRICES


                                        PRICE PER $1,000 OF A MUNICIPAL BOND IF
                                                    INTEREST RATES:
                                       -----------------------------------------
                                           INCREASE*            DECREASE**
                                       -----------------------------------------
YEARS TO        BOND
MATURITY      MATURITY      COUPON        1%        2%         1%          2%
--------------------------------------------------------------------------------
  1            2000          3.95%      $990      $981      $1,010      $1,020
--------------------------------------------------------------------------------
  5            2004          4.70%      $957      $916      $1,045      $1,093
--------------------------------------------------------------------------------
  10           2009          5.05%      $926      $858      $1,082      $1,171
--------------------------------------------------------------------------------
  20           2019          5.80%      $892      $799      $1,128      $1,278
--------------------------------------------------------------------------------
  30           2029          5.95%      $875      $773      $1,155      $1,350
--------------------------------------------------------------------------------



          Source: Municipal Market Data (a division of Thomson Financial Municipal Group): "Aaa" yield curve as of 12/31/99


          *     Assumes no effect from market discount calculation.
          **    Assumes bonds are non-callable.



          In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.


          Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

          Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.



          Industrial Development and Pollution Control Bonds. The Fund may invest in industrial development and pollution control bonds (two kinds of tax-exempt municipal bonds) whether or not the users of facilities financed by these bonds are in the same industry. In cases where these users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in the industry, which may result generally in a lowered need for the facilities and a lowered ability of the users to pay for the use of the facilities.


          Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.


          Futures. If the Fund purchases or sells futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. The risk of imperfect correlations may be increased by the fact that futures contracts in which the Fund may invest are taxable securities rather than tax-exempt securities. The prices of taxable securities may not move in a similar manner to prices of tax-exempt securities.

[GRAPHIC OMITTED]


       FUND MANAGEMENT
----------------------------
          The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

[sidebar open]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of December 31, 1999.
[end sidebar]

          The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Fixed-Income Group. James F. Willison, a Senior Vice President and Director of the Tax-Exempt Fixed Income Group of the Investment Manager, has been the primary portfolio manager of the Fund since its inception and has been a portfolio manager with the Investment Manager for over five years.

          The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended November 30, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.35% of the Fund's average daily net assets. The Investment Manager has undertaken, from January 1, 2000 through December 31, 2000, to continue to assume all operating expenses (except for any brokerage fees) and to waive the compensation provided for in its management agreement to the extent they exceed 0.55% of the Fund's daily net assets on an annualized basis.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


       PRICING FUND SHARES
-------------------------------
          The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities.

          The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


          The value of the Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.


          Short-term debt portfolio securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


      HOW TO BUY SHARES
------------------------------
          You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


[sidebar open]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
[end sidebar]


          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[sidebar open]
EASYINVEST(SERVICE MARK)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[end sidebar]



            MINIMUM INVESTMENT AMOUNTS
            ------------------------------------------------------------------

                                                               MINIMUM INVESTMENT
                                                         ------------------------------
INVESTMENT OPTIONS                                            INITIAL       ADDITIONAL
---------------------------------------------------------------------------------------
  Regular accounts:                                       $ 1,000            $  100
---------------------------------------------------------------------------------------
  EasyInvest(service mark)
  (Automatically from your checking or savings account
  or Money Market Fund)                                   $  100*            $  100*
---------------------------------------------------------------------------------------


          * Provided your schedule of investments totals $1,000 in twelve months.

          There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.



          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


           o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Hawaii Municipal Trust.

           o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.



          Sales Charges. Shares of the Fund are sold at net asset value plus an initial sales charge of up to 3.0%. The initial sales charge is reduced for purchases of $100,000 or more according to the schedule below. The Fund's shares are also subject to a distribution (12b-1) fee of up to 0.20% of the average daily net assets of the Fund.

          The offering price of Fund shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                                    FRONT-END SALES CHARGE
                                      --------------------------------------------------
                                            PERCENTAGE OF        APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION            PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED
----------------------------------------------------------------------------------------
  Less than $100,000                  3.00%                     3.09%
----------------------------------------------------------------------------------------
  $100,000 but less than $250,000     2.50%                     2.56%
----------------------------------------------------------------------------------------
  $250,000 but less than $500,000     2.00%                     2.04%
----------------------------------------------------------------------------------------
  $500,000 but less than $1 million   1.25%                     1.27%
----------------------------------------------------------------------------------------
  $1 million but less than
  $2.5 million                        0.50%                     0.50%
----------------------------------------------------------------------------------------
  $2.5 million but less than
  $5 million                          0.25%                     0.25%
----------------------------------------------------------------------------------------
  $5 million and over                    0                         0
----------------------------------------------------------------------------------------



[sidebar open]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing the Fund's shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of the Fund's shares you purchase. We offer three ways to reduce your sales charges - the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]


          The reduced sales charge schedule is applicable to purchases of Fund shares in a single transaction by:

           o A single account (including an individual, trust or fiduciary account).

           o Family member accounts (limited to husband, wife and children under the age of 21).

           o  Tax-Exempt Organizations.

           o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

           o Groups organized for a purpose other than to buy mutual fund shares.



          Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of shares of the Fund in a single transaction with purchases of Class A shares of Multi-Class Funds and shares of other FSC Funds.



          Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $100,000 or more.



          You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (1) notification is not furnished at the time of the order; or (2) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



          Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of shares of the Fund or Multi-Class Funds or shares of other FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.



          Sales Charge Waivers. Your purchase of Fund shares is not subject to sales charge if your account qualifies under one of the following categories:


           o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.

           o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.

          PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees of 0.20% for the distribution of these shares. It also allows the Fund to pay for services to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC OMITTED]


       HOW TO EXCHANGE SHARES
------------------------------------

          Permissible Fund Exchanges. You may exchange shares of the Fund (a FSC Fund) for Class A shares of any continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.


          Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.



          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
          (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.



          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.



          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.



          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.



          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.


          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.



          Limitations on Exchanges. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.




          For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
          (800) 869-NEWS.

[GRAPHIC OMITTED]


      HOW TO SELL SHARES
-------------------------------

          You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS               PROCEDURES
--------------------- --------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      --------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------- --------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]      o  your account number;
                       o  the dollar amount or the number of shares you wish to sell; and
                       o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley
                      Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                      --------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
[GRAPHIC OMITTED]     a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                      --------------------------------------------------------------------------------------------

          Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.



          Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.



          Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in Fund shares at their net asset value.


          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.


          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.



          Margin Accounts. Certain restrictions may apply to Fund shares pledged in margin accounts with Dean Witter Reynolds or another authorized broker-dealer of Fund shares. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]



      DISTRIBUTIONS
------------------------
          The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

[sidebar open]
TARGETED DIVIDENDSSM
You may select to have your Fund distributions automatically invested in another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[end sidebar]

          Normally, income dividends are declared on each day the New York Stock Exchange is open for business and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


          Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.





[GRAPHIC OMITTED]


       TAX CONSEQUENCES
----------------------------
          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


          You need to be aware of the possible tax consequences when:


           o  The Fund makes distributions; and

           o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.


          Taxes on Distributions. Your income dividend distributions are normally exempt from federal and Hawaii state personal income taxes -- to the extent they are derived from

          Hawaii municipal obligations or obligations of U.S. Governmental territories. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.


          Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


          If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.


          The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.



          Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.



          TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


          When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





                                                                  FOR THE PERIOD ENDED NOVEMBER 30
                                                  -----------------------------------------------------------------
                                                       1999            1998             1997             1996
                                                  -----------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $10.41           $   10.12        $    9.95        $    9.91
-------------------------------------------------  ------           ---------        ---------        ---------
 Income (loss) from investments operations:

  Net investment income                             0.46                 0.49             0.50             0.50
                                                   ------           ---------        ---------        ---------
  Net realized and unrealized gain (loss)          (0.88)                0.29             0.17             0.04
                                                   ------           ---------        ---------        ---------
 Total income (loss) from investment operations    (0.42)                0.78             0.67             0.54
--------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                            (0.46)              ( 0.49)          ( 0.50)           (0.50)
  Net realized gain                                (0.06)                  --               --               --
                                                   ------           ---------        ---------        ---------
 Total dividends and distributions                 (0.52)              ( 0.49)          ( 0.50)           (0.50)
--------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 9.47           $   10.41        $   10.12        $    9.95
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                     (4.20)%               7.87%            6.93%            5.64%
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
 Expenses                                         0.52 %(3)              0.20%(3)         0.19%(3)         0.19%(3)
--------------------------------------------------------------------------------------------------------------------
 Net investment income                            4.54 %(3)              4.72%(3)         5.00%(3)         5.09%(3)
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands          $7,257            $   6,998        $   4,752        $   3,225
 Portfolio turnover rate                          18 %                     26%              13%              51%



                                                      FOR THE PERIOD
                                                      JUNE 16, 1995*
                                                         THROUGH
                                                       NOVEMBER 30,
                                                           1995
                                                  ----------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------
 Net asset value, beginning of period                 $      9.70
-------------------------------------------------     -----------
 Income (loss) from investments operations:

  Net investment income                                      0.19
                                                      -----------
  Net realized and unrealized gain (loss)                    0.21
                                                      -----------
 Total income (loss) from investment operations              0.40
-------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                                     (0.19)
  Net realized gain                                            --
                                                      -----------
 Total dividends and distributions                          (0.19)
-------------------------------------------------------------------------
 Net asset value, end of period                       $      9.91
-------------------------------------------------------------------------
 TOTAL RETURN+                                               4.21%(1)
-------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------
 Expenses                                                    0.20%(2)(3)
 Net investment income                                       4.69%(2)(3)
-------------------------------------------------     --------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------
 Net assets, end of period, in thousands              $     1,510
 Portfolio turnover rate                                       14%(1)



*     Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios would have been as follows, which reflect the effect of expense offsets as follows:




                         EXPENSE     NET INVESTMENT      EXPENSE
PERIOD ENDED:             RATIO       INCOME RATIO       OFFSET
-----------------------------------------------------------------
 November 30, 1999         2.45%           2.61%           0.01%
-----------------------------------------------------------------
 November 30, 1998         2.42%           2.50%           0.01%
-----------------------------------------------------------------
 November 30, 1997         2.95%           2.24%           0.01%
-----------------------------------------------------------------
 November 30, 1996*        2.69%           2.59%           0.03%
-----------------------------------------------------------------
 November 30, 1995*        2.70%           2.19%           0.10%
-----------------------------------------------------------------



*     After application of the Fund's state expense limitation.

NOTES



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                                                                              21

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

--------------------------------------------------------------------------------

GROWTH FUNDS

Aggressive Equity Fund

American Opportunities Fund

Capital Growth Securities

Developing Growth Securities

Growth Fund
Market Leader Trust

Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth
Special Value Fund
21st Century Trend Fund
THEME FUNDS
Financial Services Trust


Health Sciences Trust
Information Fund

Natural Resource Development Securities
GLOBAL/INTERNATIONAL FUNDS

Competitive Edge Fund - "Best Ideas" Portfolio

European Growth Fund
Fund of Funds - International Portfolio
International Fund

International SmallCap Fund
Japan Fund

Latin American Growth Fund

Pacific Growth Fund


--------------------------------------------------------------------------------
GROWTH & INCOME FUNDS

Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities

Equity Fund

Fund of Funds - Domestic Portfolio
Income Builder Fund

Mid-Cap Dividend Growth Securities

S&P 500 Index Fund

S&P 500 Select Fund


Strategist Fund

Total Market Index Fund
Total Return Trust
Value Fund

Value-Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund
GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund


--------------------------------------------------------------------------------
INCOME FUNDS

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust
DIVERSIFIED INCOME FUNDS
Diversified Income Trust
CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)


GLOBAL INCOME FUNDS
North American Government Income Trust

World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------
MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
N.Y. Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)

--------------------------------------------------------------------------------
NEW FUNDS


There may be funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                         PROSPECTUS - FEBRUARY 11, 2000


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:


                         www.msdw.com/individual/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOL:


DWHIX
--------------


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7263)


Morgan Stanley Dean Witter

                                                         HAWAII MUNICIPAL TRUST






A MUTUAL FUND THAT SEEKS A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM BOTH FEDERAL AND HAWAII STATE INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL

STATEMENT OF ADDITIONAL INFORMATION
                                        Morgan Stanley Dean Witter
                                        Hawaii Municipal Trust
FEBRUARY 11, 2000



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     This Statement of Additional Information is not a Prospectus. The
Prospectus (dated February 11, 2000) for the Morgan Stanley Dean Witter Hawaii Municipal Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.





Morgan Stanley Dean Witter Hawaii Municipal Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

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TABLE OF CONTENTS
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
I.    Fund History ...................................................  4
II.   Description of the Fund and Its Investments and Risks ..........  4
      A. Classification ..............................................  4
      B. Investment Strategies and Risks .............................  4
      C. Fund Policies/Investment Restrictions ....................... 13
III.  Management of the Fund ......................................... 14
      A. Board of Trustees ........................................... 14
      B. Management Information ...................................... 14
      C. Compensation ................................................ 19
IV.   Control Persons and Principal Holders of Securities ............ 20
V.    Investment Management and Other Services ....................... 21
      A. Investment Manager .......................................... 21
      B. Principal Underwriter ....................................... 21
      C. Services Provided by the Investment Manager ................. 22
      D. Dealer Reallowances ......................................... 22
      E. Rule 12b-1 Plan ............................................. 23
      F. Other Service Providers ..................................... 25
VI.   Brokerage Allocation and Other Practices ....................... 25
      A. Brokerage Transactions ...................................... 25
      B. Commissions ................................................. 25
      C. Brokerage Selection ......................................... 26
      D. Directed Brokerage .......................................... 27
      E. Regular Broker-Dealers ...................................... 27
VII.  Capital Stock and Other Securities ............................. 27
VIII. Purchase, Redemption and Pricing of Shares ..................... 28
      A. Purchase/Redemption of Shares ............................... 28
      B. Offering Price .............................................. 28
IX.   Taxation of the Fund and Shareholders .......................... 29
X.    Underwriters ................................................... 31
XI.   Calculation of Performance Data ................................ 31
XII.  Financial Statements ........................................... 32
Appendix - Ratings of Investments .................................... 33


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                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).



     "Custodian" - The Bank of New York.



     "Dean Witter Reynolds" - Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Financial Advisors" - Morgan Stanley Dean Witter authorized financial services representatives.


     "Fund" - Morgan Stanley Dean Witter Hawaii Municipal Trust, a registered open-end investment company.


     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.


     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.


   "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.


     "Trustees" - The Board of Trustees of the Fund.




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

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on March 14, 1995, with the name Dean Witter Hawaii Municipal Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Hawaii Municipal Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company whose investment objective is to provide a high a level of current income exempt from both federal and Hawaii state income tax, consistent with the preservation of capital.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets in taxable money market instruments, investment grade tax-exempt securities of other states and municipalities and futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of each of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those tax-exempt securities of other states which satisfy the standards established for the tax-exempt securities of the State of Hawaii may be purchased by the Fund.

     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The Fund may also invest in third-party put agreements.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. The collateral value of the loaned securities will be marked-to-market daily. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. Loans will be subject to termination by the Fund, in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities. The Fund may not write covered call options in an amount exceeding 20% of the value of its total assets. The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Fund may not write covered put options in an amount exceeding 20% of the value of its total assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed call and put options in amounts equaling up to 10% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Futures Contracts. The Fund may purchase and sell interest rate futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1|M/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.


     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.


     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid asset held by the Fund, amount to more than 15% of its net assets.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


     YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today were designed in such a way that they may not be able to recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services.

     Improperly functioning trading systems could result in settlement problems and liquidity issues. Corporate and governmental data processing errors may result in production problems for individual issuers and overall economic uncertainties. Operations ran smoothly from the last week in December through the first few weeks of January, but the year 2000 issue may yet have an adverse impact on financial market participants and other entities, including the issuers whose securities are contained in the Fund's portfolio.


     THE STATE OF HAWAII-SPECIAL INVESTMENT CONSIDERATIONS. The Fund may be affected by any political, economic, or regulatory developments having a bearing on the ability of Hawaii issuers to pay interest or repay principal on their obligations.

     The information set forth herein is derived from official statements prepared in connection with the issuance of obligations of the State of Hawaii and its political subdivisions and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State and its political subdivisions.


     Hawaii was admitted as the 50th state on August 21, 1959 and is an archipelago of eight major islands, seven of which are inhabited, plus 124 named islets, totaling 6,425 square miles in land area. It is located in the Pacific Ocean in the northern hemisphere about 2,400 statute miles from San Francisco. In terms of area, Hawaii is the 47th of the 50 states. According to the 1990 U.S. Census, the total population was 1,115,274, making Hawaii the 41st most populous state of the United States. According to the 1990 U.S. Census, about 75% of the population of Hawaii lives on the island of Oahu. The City and County of Honolulu consists of the island of Oahu, plus some minor islets; its land area is 596.3 square miles; and it is the capital of the State and its principal port.

     Hawaii's economy experienced an expansion in the latter part of the 1980s due partly to extensive Japanese investment. After 1990, Hawaii's economy experienced marginal growth, but indications of improving economic performance have begun to emerge. Unemployment has fallen, and personal income growth rates have risen. Visitor arrival numbers appear to have stabilized; private and public construction is expanding; and the growth in bankruptcies has slowed. Tax revenues have decreased, but much of that decrease reflects the initial effects of income tax rate reductions. Economic growth in Hawaii has historically depended on the economic health of the U.S. Mainland, particularly the State of

California, and Asia, particularly Japan. Although economic growth on the U.S. Mainland appears to be strong, some moderation in future expansion is forecast. The Asian economies have improved somewhat since the Asian economic crisis, but it may be awhile before they, and particularly Japan's economy, improve significantly.


     The State Constitution empowers the Legislature to authorize the issuance of four types of bonds: general obligation bonds; bonds issued under special improvement statutes; revenue bonds; and special purpose revenue bonds. Under the Constitution special purpose revenue bonds can only be authorized or issued to finance facilities of or for, or to lend the proceeds of such bonds to assist, manufacturing, processing, or industrial enterprises; utilities serving the general public; health care facilities provided to the general public by not-for-profit corporations; or low and moderate income government housing programs.

     Under the Constitution, general obligation bonds may be issued by the State if such bonds at the time of issuance would not cause the total amount of principal and interest payable on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed a sum equal to 18.5% of the average of the General Fund revenues of the State in the three fiscal years immediately preceding such issuance.


     The Constitution provides that the Legislature must establish a General Fund expenditure ceiling that limits the rate of growth of General Fund appropriations to the estimated rate of growth of the State's economy. Appropriations from the General Fund for each year of the fiscal biennium or each supplementary budget fiscal year are not to exceed the expenditure ceiling for that fiscal year. The expenditure ceiling is determined by adjusting the immediate prior fiscal year expenditure ceiling such amount by the applicable "state growth." State growth is established by averaging the annual percentage change in total State personal income for the three calendar years immediately preceding the fiscal year for which appropriations from the General Fund are to be made.

     Maximum limits for operating expenditures are established for each fiscal year by legislative appropriations, but monies can be withheld by the Governor or the Director of Finance to insure solvency. Expenditure plans are prepared at the beginning of each fiscal year by the respective State departments. After the expenditure plans are evaluated, quarterly allotments are made to each department. Although the State has a biennial budget, appropriations are made for individual fiscal years and may not generally be expended interchangeably.


     The Constitution requires the establishment of a Council on Revenues to prepare revenue estimates to be used by the Governor in budget preparation and by the Legislature in appropriating funds and enacting revenue measures. The Council consists of three members appointed by the Governor and two members each appointed by the President of the Senate and the Speaker of the House. The Council reports its estimates and revisions each June 1, September 10, January 10, and March 15. The Council also revises its estimates when it determines that such revisions are necessary or upon request of the Governor or the Legislature.


     In September 1999, the Council on Revenues forecast a -1.1% tax revenue growth rate for fiscal year 2000. In its prior report, the Council on Revenues had reduced General Fund revenue forecasts from a prior estimate of 1.0% increase to 0.5% increase for fiscal year 1999. The State administration has planned a restriction in expenditures of $30 million in fiscal year 2000. It has indicated that in future years, budget reductions are planned to ensure a fiscally prudent fund balance.

     The Legislature convened on January 19, 2000. It is uncertain what form of budget and what revenue measures or combination of measures will ultimately be enacted.


     Funds for State expenditures are also affected by State obligations for the benefit of native Hawaiians.

     The State has agreed to resolve a dispute concerning the wrongful use or withdrawal by Territorial and State executive actions of lands set aside originally for the rehabilitation of native Hawaiians by the transfer of certain usable State-owned lands to the Department of Hawaiian Home Lands and the funding of $600 million in equal amounts over a period of 20 years to allow for the appropriate planning and development of such lands.

     Under the Hawaiian Homes Commission Act of 1920, Congress set aside approximately 203,500 acres of public lands as "Hawaiian home lands" for the rehabilitation of native Hawaiians, and the State undertook the trust responsibility under the Hawaii Admission Act to carry out the mandate of the Hawaiian Homes Commission Act. Since 1920 several thousand acres of lands subject to the trust created by the Hawaiian Homes Commission Act were either wrongfully used or withdrawn by Territorial and State executive actions. The State waived sovereign immunity for breaches of such trust for the period from and after July 1, 1998. The State has undertaken a series of actions to compensate for such breaches, and in an effort to end the controversy over such claims, the State has agreed to a final resolution of all disputes by the $600 million cash compensation described above.


     Legislation has been enacted to implement the above described settlement by the establishment of the Hawaiian Home Lands Trust Fund into which the $600 million must be paid by annual payments of $30 million for 20 years beginning in fiscal year 1995-1996. In 1996, $30 million was paid from the Homes Revolving Fund. In 1997 and 1998, $88.06 million was paid from the general obligation bond fund, and $14.50 million was paid in equivalent value land. As of fiscal year 1998, $132.56 million in cash and equivalent land value have been paid. The General Appropriations Act of 1997 appropriated $30 million for payment to the Hawaiian Home Lands Trust in fiscal year 1999. The General Appropriations Act of 1999 appropriated $15 million in general obligation bond funds in each of the fiscal years 2000 and 2001.

     In addition, the Legislature established a separate process for resolving claims unique to individual beneficiaries of the Hawaiian Home Lands Trust Fund for actual economic damages arising from breaches of trust caused by the State between the date Hawaii became a state (August 21, 1959) through June 30, 1988. The Hawaiian Home Lands Trust Individual Claims Review Panel ("Panel") was to provide the Legislature with findings and advisory opinions concerning such claims, and claimants who were not satisfied with such advisory opinions or the Legislature's response thereto must have filed civil actions before December 31, 1999. A total of 4,327 claims were filed. In 1999, the Legislature passed a bill that would have extended the Panel and its review process for another year, until December 31, 2000. The bill, however, was vetoed by the Governor, and the Panel was therefore terminated on December 31, 1999.


     Portions of lands now constituting State-owned lands that were ceded by the Republic of Hawaii to the United States in 1898 and subsequently conveyed by the United States to the State following the State's admission into the Union are commonly referred to as "ceded lands." Twenty percent of gross proprietary revenues derived from ceded lands that are utilized by the State are required by State law to be paid to the Office of Hawaiian Affairs ("OHA"). OHA administers such funds for the benefit of native Hawaiians. The payments are made directly out of State revenues, including revenues from revenue producing activities such as the Harbors and Airports Divisions of the Department of Transportation.


     OHA has initiated litigation against the State alleging that the State has failed to account for and pay to OHA its proper pro rata share of proceeds and income. On October 24, 1996, the trial court hearing the action denied the State's motion to dismiss, granted OHA's four motions for partial summary judgment, and deferred establishing the amounts owed to OHA for further proceedings. The State has taken an interlocutory appeal of the trial court's order, and all proceedings in the litigation have been stayed pending disposition by the Hawaii Supreme Court of the State's appeal. The Hawaii Supreme Court heard oral argument in the appeal on April 20, 1998, but on July 28, 1998, it granted a motion to stay all proceedings in the appeal until December 1, 1998 to allow OHA and the State to negotiate a settlement. The parties were unable to settle, and the Hawaii Supreme Court's decision of the State's appeal is pending. Legislation was enacted in 1997 to resolve all controversies relating to the ceded lands by the establishment of a task force that was allowed two years in which to identify and consider all issues and controversies relating thereto and to prepare recommendations for the Legislature to implement. The legislation also fixed the amount of proceeds and income that OHA will receive during the two fiscal periods at $15.1 million per year and requires the completion, continued maintenance, and use of a comprehensive inventory of the ceded lands. Among the controversies specifically identified by the legislation for the task force's consideration and recommendation are the lawsuits initiated by OHA. Some of the work contemplated by the legislation was begun, but few, if any, tasks were completed before the lapse of two years and termination of the task force.

     The State has indicated that regardless of the form of resolution, it is unable to predict with reasonable certainty the potential magnitude of its liability, if any. The potential liability of the State relating to OHA's four partial summary judgment motions for the years 1981-1991 (but not thereafter) has been estimated by Deloitte & Touche LLP, which has retained by OHA as its expert witness, to be at least $178 million. The Airlines Committee of Hawaii, amicus curiae in the trial court and Hawaii Supreme Court proceedings, has estimated the potential liability of the State with respect to airport related proceeds and income, under a worst case analysis, to be as great at $1.2 billion. The State concedes that resolution of OHA's claims against the State could have a material adverse effect on the State's financial condition.



C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:


    1. Seek a high level of current income exempt from both Federal and Hawaii State income taxes consistent with the preservation of capital.


     The Fund may not:

    1. Invest in common stock.

    2. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to municipal obligations, including those issued by Hawaii or its political subdivisions.

    4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    5. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein.

    6. Purchase or sell commodities except that the Fund may purchase or sell financial futures contracts and related options thereon.

    7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

    9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with the restrictions described above; or (e) lending portfolio securities.

   10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and
       (c) by lending its portfolio securities.

   11. Make short sales of securities.

   12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

   13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   14. Invest for the purpose of exercising control or management of any other issuer.

   15. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.


   16. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.



III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment

Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager.


     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 95 Morgan Stanley Dean Witter Funds, are shown below.




 NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   -----------------------------------------------------
Michael Bozic (59) ........................   Vice Chairman of Kmart Corporation (since
Trustee                                       December 1998); Director or Trustee of the Morgan
c/o Kmart Corporation                         Stanley Dean Witter Funds; formerly Chairman
3100 West Big Beaver Road                     and Chief Executive Officer of Levitz Furniture
Troy, Michigan                                Corporation (November 1995-November 1998) and
                                              President and Chief Executive Officer of Hills
                                              Department Stores (May 1991-July 1995); formerly
                                              variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer (1987-1991)
                                              of the Sears Merchandise Group of Sears, Roebuck
                                              and Co.; Director of Weirton Steel Corporation.
Charles A. Fiumefreddo* (66) ..............   Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June 1998).
Edwin J. Garn (67) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Huntsman Corporation                      Utah)(1974-1992) and Chairman, Senate Banking
500 Huntsman Way                              Committee (1980-1986); formerly Mayor of Salt
Salt Lake City, Utah                          Lake City, Utah (1971-1974); formerly Astronaut,
                                              Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the board
                                              of various civic and charitable organizations.
Wayne E. Hedien (65) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group, Inc.
c/o Mayer, Brown & Platt                      (private mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees           Chairman of The Field Museum of Natural History;
1675 Broadway                                 formerly associated with the Allstate Companies
New York, New York                            (1966-1994), most recently as Chairman of The
                                              Allstate Corporation (March 1993-December 1994)
                                              and Chairman and Chief Executive Officer of its
                                              wholly-owned subsidiary, Allstate Insurance Company
                                              (July 1989-December 1994); director of various other
                                              business and charitable organizations.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Dr. Manuel H. Johnson (50) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System (1986-
                                              1990) and Assistant Secretary of the U.S. Treasury.
Michael E. Nugent (63) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation (1984-1988); director of various
                                              business organizations.
Philip J. Purcell* (56) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines Inc. and its parent company AMR
                                              Corporation; Director and/or officer of various
                                              MSDW subsidiaries.
John L. Schroeder (69) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens Utilities
Counsel to the Independent Trustees           Company (telecommunications, gas, electric and
1675 Broadway                                 water utilities company); formerly Executive Vice
New York, New York                            President and Chief Investment Officer of the
                                              Home Insurance Company (August 1991-September
                                              1995).

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------   ----------------------------------------------------
Mitchell M. Merin (46) ......................   President and Chief Operating Officer of Asset
President                                       Management of MSDW (since December 1998);
Two World Trade Center                          President and Director (since April 1997) and Chief
New York, New York                              Executive Officer (since June 1998) of the
                                                Investment Manager and MSDW Services
                                                Company; Chairman, Chief Executive Officer and
                                                Director of the Distributor (since June 1998);
                                                Chairman and Chief Executive Officer (since June
                                                1998) and Director (since January 1998) of the
                                                Transfer Agent; Director of various MSDW
                                                subsidiaries; President of the Morgan Stanley Dean
                                                Witter Funds (since May 1999); Trustee of various
                                                Van Kampen investment companies (since
                                                December 1999); previously Chief Strategic Officer
                                                of the Investment Manager and MSDW Services
                                                Company and Executive Vice President of the
                                                Distributor (April 1997-June 1998), Vice President
                                                of the Morgan Stanley Dean Witter Funds (May
                                                1997-April 1999), and Executive Vice President of
                                                Dean Witter, Discover & Co.
Barry Fink (45) .............................   Executive Vice President (since December 1999)
Vice President, Secretary and General Counsel   and Secretary and General Counsel (since
Two World Trade Center                          February 1997) and Director (since July 1998) of
New York, New York                              the Investment Manager and MSDW Services
                                                Company; Executive Vice President (since
                                                December 1999) and Assistant Secretary and
                                                Assistant General Counsel (since February 1997)
                                                of the Distributor; Assistant Secretary of Dean
                                                Witter Reynolds (since August 1996); Vice
                                                President, Secretary and General Counsel of the
                                                Morgan Stanley Dean Witter Funds (since February
                                                1997); previously Senior Vice President (March
                                                1997-December 1999), First Vice President (June
                                                1993-February 1997), Vice President and Assistant
                                                Secretary and Assistant General Counsel of the
                                                Investment Manager and MSDW Services
                                                Company, Senior Vice President of the Distributor
                                                (March 1997-December 1999) and Assistant
                                                Secretary of the Morgan Stanley Dean Witter
                                                Funds.
James F. Willison (56) ......................   Senior Vice President of the Investment Manager
Vice President                                  and Director of the Tax-Exempt Group of the
Two World Trade Center                          Investment Manager; Vice President of various
New York, New York                              Morgan Stanley Dean Witter Funds.
Thomas F. Caloia (53) .......................   First Vice President and Assistant Treasurer of the
Treasurer                                       Investment Manager, the Distributor and MSDW
Two World Trade Center                          Services Company; Treasurer of the Morgan
New York, New York                              Stanley Dean Witter Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.


     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Peter M. Avelar, Senior Vice President and Director of the High Yield Group of the Investment Manager, Jonathan R. Page, Senior Vice President and Director of the Money Market Group of the Investment Manager, Joseph R. Arcieri, and Katherine H. Stromberg, Senior Vice Presidents of the Investment Manager, and Gerard Lian, Vice President of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Marilyn K. Cranney, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


C. COMPENSATION


     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended November 30, 1999.


                               FUND COMPENSATION



                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------   --------------
Michael Bozic .................       $1,550
Edwin J. Garn .................        1,600
Wayne E. Hedien ...............        1,600
Dr. Manuel H. Johnson .........        2,100
Michael E. Nugent .............        1,933
John L. Schroeder .............        1,933



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.



            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS



                                     TOTAL CASH
                                    COMPENSATION
                                   FOR SERVICES TO
                                      93 MORGAN
NAME OF                             STANLEY DEAN
INDEPENDENT TRUSTEE                 WITTER FUNDS
-------------------------------   ----------------
Michael Bozic .................       $134,600
Edwin J. Garn .................        138,700
Wayne E. Hedien ...............        138,700
Dr. Manuel H. Johnson .........        208,638
Michael E. Nugent .............        193,324
John L. Schroeder .............        193,324

     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the fiscal year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.



         RETIREMENT BENEFITS FROM THE MORGAN STANLEY DEAN WITTER FUNDS





                                FOR ALL ADOPTING FUNDS
                            -------------------------------
                                ESTIMATED
                             CREDITED YEARS     ESTIMATED
                              OF SERVICE AT    PERCENTAGE     RETIREMENT BENEFITS    ESTIMATED ANNUAL BENEFITS
NAME OF                        RETIREMENT      OF ELIGIBLE    ACCRUED AS EXPENSES      UPON RETIREMENT FROM
INDEPENDENT TRUSTEE           (MAXIMUM 10)    COMPENSATION   BY ALL ADOPTING FUNDS     ALL ADOPTING FUNDS(2)
--------------------------- ---------------- -------------- ----------------------- --------------------------
Michael Bozic .............        10             60.44%            $20,933                   $50,588
Edwin J. Garn .............        10             60.44              31,737                    50,675
Wayne E. Hedien ...........         9             51.37              39,566                    43,000
Dr. Manuel H. Johnson .....        10             60.44              13,129                    75,520
Michael E. Nugent .........        10             60.44              23,175                    67,209
John L. Schroeder .........         8             50.37              41,558                    52,994


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement.
    In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 20.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding shares of the Fund as of January 13, 2000: Mary O. Aiton, Trustee for the Mary Osterloh Aiton Trust U/A, DTD 7/21/82, 2736 Puuhona St., Honolulu, HI 96822-1762 - 9.957%; Minoru Sano &
Kay Tamaribuchi, TTEES F/T Frances Ayako Sano REV TRUST DTD 8/30/89, 1314 Kalakaua Ave., Honolulu, HI 96826-1901 - 8.507%; Mr. Mckay U. Yanagisawa & Mrs. Ellen S. Yanagisama JT TEN, 6152 Summer St., Honolulu, HI 96821-2343 - 6.752%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER



     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

     For the fiscal years ended November 30, 1997, 1998 and 1999, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $13,705, $19,831 and $26,168, respectively. However, the compensation for the years 1997, 1998 and 1999 was waived by the Investment Manager undertaking to assume expenses (except brokerage and 12b-1 fees) and waiving the compensation provided for in its Management Agreement until December 31, 1999. In addition, the Investment Manager has undertaken, from January 1, 2000 through December 31, 2000, to continue to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Management Agreement to the extent they exceed 0.55% of the Fund's daily net assets.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.



B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.


     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.



C. SERVICES PROVIDED BY THE INVESTMENT MANAGER


     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.



D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor, the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan").


     The Distributor receives the proceeds of front-end sales charges ("FSCs") imposed on most sales of the Fund's shares. The Distributor has informed the Fund that it has received approximately $44,000, $50,000 and $38,240, respectively, in sales charges on sales of the Fund's shares for the fiscal years ended November 30, 1997, 1998 and 1999.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds' Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.


     The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the
Plan: (1) compensation to and expenses of Dean Witter Reynolds' Financial Advisors and other Selected Broker-Dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.


     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.20 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expenses will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to Financial Advisors and other authorized financial representatives, may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares.


     The Fund accrued a total of $14,421 pursuant to the Plan of Distribution for the fiscal year ended November 30, 1999. It is estimated that the amounts paid by the Fund for distribution were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     With respect the Fund's shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of the shares, currently a gross sales credit of up to 3.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS


     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended November 30, 1997, 1998 and 1999, the Fund paid no such brokerage commissions or concessions.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to

U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.


     During the fiscal years ended November 30, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended November 30, 1997, 1998 and 1999, the Fund paid no brokerage commissions to an affiliated broker or dealer.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.


D. DIRECTED BROKERAGE


     During the fiscal year ended November 30, 1999, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E. REGULAR BROKER-DEALERS


     During the fiscal year ended November 30, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At November 30, 1999, the Fund did not own any securities issued by any of such issuers.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable quarters, at least 50% of the value of its assets in tax-exempt securities. An obligation shall be considered a tax-exempt security only if, in the opinion of Bond Counsel, the interest payable thereon is exempt from federal and Hawaii income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax on long-term capital gains applicable to individuals is 20%. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax on long-term capital gains is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------
     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature.

     Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined as described below; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period (reduced by any undeclared earned income per share that is expected to be declared shortly after the end of the period) multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield.


     To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended November 30, 1999, the Fund's yield, calculated pursuant to the formula described above was 4.75%. During this period, the Investment Manager waived its management fee and assumed certain expenses of the Fund. Had the Fund borne these expenses and paid the management fee for the period, the yield for the 30-day period would have been 2.58%.

     The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's tax-equivalent yield, based upon a Federal personal income tax bracket of 45.64% for the 30-day period ended November 30, 1999 was 8.74% based upon the yield calculated above. Without the waiver of the management fee or the assumption of certain expenses, the Fund's tax-equivalent yield for the period would have been 4.75%.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which is reduced by the initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended November 30, 1999 and for the period June 16, 1995 (commencement of operations) through November 30, 1999 was -7.08% and 3.78%, respectively. During this period, the Investment Manager waived its management fee and assumed certain expenses of the Fund. Had the fund borne these expenses and paid these fees during the stated periods, the average annual total return for the periods would have been -8.94% and 2.32%, respectively.


     In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculation may or may not reflect the imposition of the maximum front-end sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without the deduction for any applicable sales charge. Based on this calculation, the Fund's average annual total return for the fiscal year ended November 30, 1999 and for the period June 16, 1995 through November 30, 1999 was -4.20% and 4.49%, respectively.


     In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's average annual total return for the fiscal year ended November 30, 1999 and for the period June 16, 1995 (commencement of operations) through November 30, 1999 was -4.20% and 21.64%, respectively.


     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,700, $48,500 or $97,500 ($10,000, $50,000 or $100,000 adjusted for a 3.0%, 3.0% or 2.50% sales charge, respectively). Investments of $10,000, $50,000 and $100,000 in the Fund since inception would have grown to $11,799, $58,995, and $118,599, respectively, at November 30, 1999.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     EXPERTS. The financial statements of the Fund for the fiscal year ended November 30, 1999 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS


MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                            MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid- range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                       VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                            MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
    Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


    Bonds rated AAA, AA, A and BBB are considered investment grade bonds.


BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.



B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.


CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.


CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.


C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.


Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.


D Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


    Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


    Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


    The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS


     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:


   SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).


   SP-2 denotes a satisfactory capacity to pay principal and interest.


   SP-3 denotes a speculative capacity to pay principal and interest.


                           COMMERCIAL PAPER RATINGS


     Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.


A-1 indicates that the degree of safety regarding timely payments is very strong.


A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".


A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1999



 PRINCIPAL
 AMOUNT IN                                                                              COUPON      MATURITY
 THOUSANDS                                                                               RATE         DATE        VALUE
-----------                                                                            --------   ----------- -------------
             HAWAII TAX-EXEMPT MUNICIPAL BONDS* (91.8%)
             General Obligation (22.5%)
             Hawaii,
   $  200      1996 Ser CM (FGIC) ...................................................  6.00%       12/01/12    $  212,068
      200      1997 Ser CN (FGIC) ...................................................  5.25        03/01/17       186,436
      200      1997 Ser CP (FGIC) ...................................................  5.00        10/01/17       179,882
      300    Hawaii County, 1999 Ser A (FSA) ........................................  5.50        05/15/17       289,872
      300    Honolulu City & County, Ser 1999 B (FGIC) ..............................  5.00        07/01/22       262,134
      180    Kauai County, Public Improvement 1997 Ser B (MBIA) .....................  5.25        08/01/16       169,132
      250    Maui County, 1998 Ser A (FGIC) .........................................  5.375       03/01/17       237,965
      100    Puerto Rico, Public Improvement Ser 1996 ...............................  5.50        07/01/17        96,288
   ------                                                                                                      ----------
    1,730                                                                                                       1,633,777
   ------                                                                                                      ----------
             Educational Facilities Revenue (2.5%)
      200    Puerto Rico Industrial Tourist, Educational, Medical & Environmental
   ------      Control Facilities Financing Authority, Inter American University of
               Puerto Rico 1998 Ser A (MBIA) ........................................  5.00        10/01/22       178,712
                                                                                                               ----------
             Electric Revenue (1.9%)
      150    Puerto Rico Electric Power Authority, Power Ser X ......................  5.50        07/01/25       140,431
   ------                                                                                                      ----------
             Hospital Revenue (14.1%)
             Hawaii Department of Budget & Finance,
      300      Kaiser Permanente Refg Ser 1991 A ....................................  6.25        03/01/21       296,145
      200      Kapiolani Health Care Ser 1996 .......................................  6.25        07/01/21       197,422
      100      Queens Health 1996 Ser A .............................................  5.875       07/01/11       101,508
      500      Wilcox Memorial Hospital Ser 1998 ....................................  5.35        07/01/18       428,110
   ------                                                                                                      ----------
    1,100                                                                                                       1,023,185
   ------                                                                                                      ----------
             Industrial Development/Pollution Control Revenue (12.3%)
             Hawaii Department of Budget & Finance,
      500      Hawaiian Electric Co Ser 1999 B (AMT) (AMBAC) ........................  5.75        12/01/18       484,290
      100      Hawaiian Electric Co Ser 1995 A (AMT) (MBIA) .........................  6.60        01/01/25       104,380
      200      Hawaiian Electric Co Ser 1996 A (AMT) (MBIA) .........................  6.20        05/01/26       200,458
      100    Puerto Rico Ports Authority, American Airlines Inc 1996 Ser A (AMT) ....  6.25        06/01/26       100,189
   ------                                                                                                      ----------
      900                                                                                                         889,317
   ------                                                                                                      ----------
             Mortgage Revenue - Multi-Family (8.9%)
      125    Hawaii Housing Finance & Development Corporation, University of
               Hawaii Faculty Ser 1995 (AMBAC) ......................................  5.65        10/01/16       123,018
      500    Honolulu, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) ..........  6.90        06/20/35       522,980
   ------                                                                                                      ----------
      625                                                                                                         645,998
   ------                                                                                                      ----------
             Mortgage Revenue - Single Family (4.0%)
      300    Hawaii Housing Finance & Development Corporation, Purchase
   ------      1994 Ser B (MBIA) ....................................................  5.90        07/01/27       290,079
                                                                                                               ----------
             Public Facilities Revenue (3.0%)
      250    Hawaii, Kapolei State Office Building 1998 Ser A COPs (AMBAC) ..........  5.00        05/01/18       218,807
   ------                                                                                                      ----------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 1999, continued



 PRINCIPAL
 AMOUNT IN                                                                 COUPON       MATURITY
 THOUSANDS                                                                  RATE          DATE         VALUE
-----------                                                               --------   ------------- -------------
             Transportation Facilities Revenue (11.8%)
             Hawaii,
   $  200      Airports Third Refg Ser 1994 (AMT) (AMBAC) ..............  5.75 %        07/01/09    $  204,382
      200      Harbor Ser 1997 (AMT) (MBIA) ............................  5.75          07/01/17       194,602
      500      Highway Ser 1998 (FGIC) .................................  5.00          07/01/16       454,750
   ------                                                                                           ----------
      900                                                                                              853,734
   ------                                                                                           ----------
             Water & Sewer Revenue (6.6%)
      150    Honolulu Board of Water Supply, Ser 1996 ..................  5.80          07/01/16       150,092
             Honolulu City & County,
      260      Wastewater Jr Ser 1998 (FGIC) ...........................  5.25          07/01/17       242,182
      100      Wastewater Sr Ser 1998 (FGIC) ...........................  4.75          07/01/18        85,704
   ------                                                                                           ----------
      510                                                                                              477,978
   ------                                                                                           ----------
             Other Revenue (4.2%)
      350    Hawaiian Department of Home Lands, Refg Ser 1999 ..........  4.45          07/01/11       307,982
   ------                                                                                           ----------
   $7,015    TOTAL HAWAII TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $7,023,769)           91.8%    6,660,000
   ======
             (a)
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ......................           8.2       597,378
                                                                                                    ----------
             NET ASSETS ..........................................................         100.0%   $7,257,378
                                                                                                    ==========



--------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
*       Puerto Rico issues represent 7% of net assets.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $9,311 and the aggregate gross unrealized depreciation is $373,080, resulting in net unrealized depreciation of $363,769.


Bond Insurance:

AMBAC   AMBAC Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
FSA     Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999





ASSETS:
Investments in securities, at value
  (identified cost $7,023,769) .............................    $6,660,000
Cash .......................................................       450,499
Interest receivable ........................................       133,776
Deferred organizational expenses ...........................         6,514
Receivable from affiliate ..................................        24,959
Prepaid expenses ...........................................        15,089
                                                                ----------
   TOTAL ASSETS ............................................     7,290,837
                                                                ----------
LIABILITIES:
Payable for:
   Dividends to shareholders ...............................         3,734
   Plan of distribution fee ................................         1,086
Accrued expenses and other payables ........................        28,639
                                                                ----------
   TOTAL LIABILITIES .......................................        33,459
                                                                ----------
   NET ASSETS ..............................................    $7,257,378
                                                                ==========
COMPOSITION OF NET ASSETS:
Paid-in-capital ............................................    $7,650,435
Net unrealized depreciation ................................      (363,769)
Accumulated net realized loss ..............................       (29,288)
                                                                ----------
   NET ASSETS ..............................................    $7,257,378
                                                                ==========
NET ASSET VALUE PER SHARE,
  766,704 shares outstanding
  (unlimited shares authorized of $.01 par value) ..........    $     9.47
                                                                ==========
MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 3.09% of net asset value)* .........    $     9.76
                                                                ==========



------------------
*     On sales of $100,000 or more the offering price is reduced.



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the year ended November 30, 1999





NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $  378,543
                                                   ----------
EXPENSES
Professional fees .............................        71,894
Shareholder reports and notices ...............        41,428
Investment management fee .....................        26,168
Plan of distribution fee ......................        14,421
Organizational expenses .......................        11,997
Trustees' fees and expenses ...................        11,812
Custodian fees ................................           875
Other .........................................         4,267
                                                   ----------
   TOTAL EXPENSES .............................       182,862
Less: amounts waived/reimbursed ...............      (142,968)
Less: expense offset ..........................          (872)
                                                   ----------
   NET EXPENSES ...............................        39,022
                                                   ----------
   NET INVESTMENT INCOME ......................       339,521
                                                   ----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................       (29,288)
Net change in unrealized depreciation .........      (644,986)
                                                   ----------
   NET LOSS ...................................      (674,274)
                                                   ----------
NET DECREASE ..................................    $ (334,753)
                                                   ==========





                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS






                                                                     FOR THE YEAR         FOR THE YEAR
                                                                        ENDED                 ENDED
                                                                  NOVEMBER 30, 1999     NOVEMBER 30, 1998
                                                                 -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ........................................       $  339,521            $  267,187
Net realized gain (loss) .....................................          (29,288)               62,866
Net change in unrealized appreciation (depreciation) .........         (644,986)              102,683
                                                                     ----------            ----------
   NET INCREASE (DECREASE) ...................................         (334,753)              432,736
                                                                     ----------            ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................................         (339,521)             (268,826)
Net realized gain ............................................          (42,705)                    -
                                                                     ----------            ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .........................         (382,226)             (268,826)
                                                                     ----------            ----------
Net increase from transactions in shares of beneficial
  interest ...................................................          976,817             2,081,837
                                                                     ----------            ----------
   NET INCREASE ..............................................          259,838             2,245,747
NET ASSETS:
Beginning of period ..........................................        6,997,540             4,751,793
                                                                     ----------            ----------
   END OF PERIOD .............................................       $7,257,378            $6,997,540
                                                                     ==========            ==========


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES - Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), paid the organizational expenses of the Fund in the amount of approximately $60,000 of which $17,479 have been reimbursed. The balance was absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Effective January 1, 1999 through December 31, 2000, the Investment Manager has agreed to assume all operating expenses to the extent that such expenses on an annualized basis exceed 0.55% of the daily net assets of the Fund. Prior to January 1, 1999, the Investment Manager had assumed all operating expenses (excluding plan of distribution fees) and waived the compensation provided for in its Investment Management Agreement.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued


3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act finances certain expenses in connection therewith.

Under the Plan, the expenses of certain activities and services provided by Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses incurred in connection with the distribution of the Fund's shares, are reimbursed.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 1999, the distribution fee was accrued at the annual rate of 0.19%.

The Distributor has informed the Fund that for the year ended November 30, 1999, it received approximately $38,200 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of the shares and are not an expense of the Fund.


4. SECURITY TRANACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 1999 aggregated $1,895,369 and $1,251,920, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.


5. FEDERAL INCOME TAX STATUS

At November 30, 1999, the Fund had a net capital loss carryover of approximately $29,000 which will be available through November 30, 2007 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 1999, continued


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:





                                                                FOR THE YEAR                   FOR THE YEAR
                                                                   ENDED                          ENDED
                                                             NOVEMBER 30, 1999              NOVEMBER 30, 1998
                                                        ----------------------------   ----------------------------
                                                           SHARES          AMOUNT         SHARES          AMOUNT
                                                        ------------   -------------   ------------   -------------
Sold ................................................      150,939      $1,528,240        214,234      $2,200,117
Reinvestment of dividends and distributions .........       18,874         189,061         14,499         149,204
                                                           -------      ----------        -------      ----------
                                                           169,813       1,717,301        228,733       2,349,321
Repurchased .........................................      (75,142)       (740,484)       (26,039)       (267,484)
                                                           -------      ----------        -------      ----------
Net increase ........................................       94,671      $  976,817        202,694      $2,081,837
                                                           =======      ==========        =======      ==========

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding thoughout each period:





                                                                         FOR THE PERIOD ENDED NOVEMBER 30
                                                         -----------------------------------------------------------------
                                                              1999            1998             1997             1996
                                                         -------------- ---------------- ---------------- ----------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................  $10.41              $10.12           $ 9.95           $ 9.91
                                                          -------          ---------        ---------        ---------
Income (loss) from investments operations:
 Net investment income .................................    0.46                0.49             0.50             0.50
 Net realized and unrealized gain (loss) ...............   (0.88)               0.29             0.17             0.04
                                                          -------          ---------        ---------        ---------
Total income (loss) from investment operations .........   (0.42)               0.78             0.67             0.54
                                                          -------          ---------        ---------        ---------
Less dividends and distributions from:
 Net investment income .................................   (0.46)              (0.49)           (0.50)           (0.50)
 Net realized gain .....................................   (0.06)                  -                -                -
                                                          -------          ---------        ---------        ---------
Total dividends and distributions ......................   (0.52)              (0.49)           (0.50)           (0.50)
                                                          -------          ---------        ---------        ---------
Net asset value, end of period .........................  $ 9.47              $10.41           $10.12           $ 9.95
                                                          =======          =========        =========        =========
TOTAL RETURN+ ..........................................   (4.20)%              7.87%            6.93%            5.64%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................   0.52 %(3)            0.20%(3)         0.19%(3)         0.19%(3)
Net investment income ..................................   4.54 %(3)            4.72%(3)         5.00%(3)         5.09%(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................ $7,257               $6,998           $4,752           $3,225
Portfolio turnover rate ................................     18 %                 26%              13%              51%



                                                             FOR THE PERIOD
                                                             JUNE 16, 1995*
                                                                 THROUGH
                                                            NOVEMBER 30, 1995
                                                         ----------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................          $ 9.70
                                                             -----------
Income (loss) from investments operations:
 Net investment income .................................            0.19
 Net realized and unrealized gain (loss) ...............            0.21
                                                             -----------
Total income (loss) from investment operations .........            0.40
                                                             -----------
Less dividends and distributions from:
 Net investment income .................................           (0.19)
 Net realized gain .....................................               -
                                                             -----------
Total dividends and distributions ......................           (0.19)
                                                             -----------
Net asset value, end of period .........................          $ 9.91
                                                             ===========
TOTAL RETURN+ ..........................................            4.21%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            0.20%(2)(3)
Net investment income ..................................            4.69%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................          $1,510
Portfolio turnover rate ................................              14%(1)



-------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Investment Manager had not assumed expenses and waived the management fee, the expense and net investment income ratios would have been as follows, which reflect the effect of expense offsets as follows:





                               EXPENSE    NET INVESTMENT     EXPENSE
PERIOD ENDED:                   RATIO      INCOME RATIO      OFFSET
---------------------------- ----------- ---------------- ------------
November 30, 1999 ..........    2.45%          2.61%          0.01%
November 30, 1998 ..........    2.42%          2.50%          0.01%
November 30, 1997 ..........    2.95%          2.24%          0.01%
November 30, 1996* .........    2.69%          2.59%          0.03%
November 30, 1995* .........    2.70%          2.19%          0.10%



-------------
 * After application of the Fund's state expense limitation.



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 16, 1995 (commencement of operations) through November 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 11, 2000

                      1999 FEDERAL TAX NOTICE (unaudited)

      During the year ended November 30, 1999, the Fund paid to shareholders $0.46 per share from tax-exempt income.

      For the year ended November 30, 1999, the Fund paid to shareholders $0.06 per share from long-term capital gains.

                MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
                            PART C OTHER INFORMATION


Item 23.       Exhibits
--------       --------
1 (a).         Declaration of Trust of the Registrant, dated March 9,
               1995, is incorporated by reference to Exhibit 1 to the Initial
               Registration Statement on Form N-1A, filed on March 22, 1995.

1 (b). Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, filed herein.

3.             Not applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

5 (a). Distribution Agreement between the Registrant and Morgan Stanley Dean Witter Distributors Inc., dated May 31, 1997 is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on January 30, 1998.

5 (b). Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and Dean Witter Reynolds Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 12, 1995.

5 (c). Omnibus Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

6.             Not applicable.

7 (a). Custody Agreement between The Bank of New York and the Registrant, dated May 25, 1995 is incorporated by reference to
               Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 12, 1995.

7(b). Amendment, dated April 17, 1996, to the Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 31, 1997.

8 (a). Amended and Restated Transfer Agency Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated June 22, 1998, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

8 (b). Amended Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc., dated June 22, 1998, is incorporated by reference to
               Exhibit 9 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1999.

9 . Opinion of Sheldon Curtis, Esq., dated May 12, 1995, is incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 12, 1995.

10.            Consent of Independent Accountants, filed herein.

11.            Not applicable.

12.            Not applicable.

13. Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Dean Witter Distributors Inc., dated May 25, 1995 is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on January 30, 1998.

14.            Not applicable

Other. Powers of Attorney of Trustees are incorporated by reference to Exhibit Other of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on May 12, 1995 and Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on January 30, 1998.

Item 24.     Persons Controlled by or Under Common Control with the Fund.
             ------------------------------------------------------------

                      None

Item 25.     Indemnification.
             ----------------

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. Business and Other Connections of Investment Advisor
         ----------------------------------------------------

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

Closed-End Investment Companies
-------------------------------
(1)      Morgan Stanley Dean Witter California Insured Municipal Income Trust
(2)      Morgan Stanley Dean Witter California Quality Municipal Securities
(3)      Morgan Stanley Dean Witter Government Income Trust
(4)      Morgan Stanley Dean Witter High Income Advantage Trust
(5)      Morgan Stanley Dean Witter High Income Advantage Trust II
(6)      Morgan Stanley Dean Witter High Income Advantage Trust III
(7)      Morgan Stanley Dean Witter Income Securities Inc.
(8)      Morgan Stanley Dean Witter Insured California Municipal Securities
(9)      Morgan Stanley Dean Witter Insured Municipal Bond Trust
(10)     Morgan Stanley Dean Witter Insured Municipal Income Trust
(11)     Morgan Stanley Dean Witter Insured Municipal Securities
(12)     Morgan Stanley Dean Witter Insured Municipal Trust
(13)     Morgan Stanley Dean Witter Municipal Income Opportunities Trust
(14)     Morgan Stanley Dean Witter Municipal Income Opportunities Trust II
(15)     Morgan Stanley Dean Witter Municipal Income Opportunities Trust III
(16)     Morgan Stanley Dean Witter Municipal Income Trust
(17)     Morgan Stanley Dean Witter Municipal Income Trust II
(18)     Morgan Stanley Dean Witter Municipal Income Trust III
(19)     Morgan Stanley Dean Witter Municipal Premium Income Trust
(20)     Morgan Stanley Dean Witter New York Quality Municipal Securities
(21)     Morgan Stanley Dean Witter Prime Income Trust
(22)     Morgan Stanley Dean Witter Quality Municipal Income Trust
(23)     Morgan Stanley Dean Witter Quality Municipal Investment Trust
(24)     Morgan Stanley Dean Witter Quality Municipal Securities

Open-end Investment Companies
-----------------------------
(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Money Trust
(4)      Active Assets Tax-Free Trust
(5)      Morgan Stanley Dean Witter 21st Century Trend Fund
(6)      Morgan Stanley Dean Witter Aggressive Equity Fund
(7)      Morgan Stanley Dean Witter American Opportunities Fund
(8)      Morgan Stanley Dean Witter Balanced Growth Fund
(9)      Morgan Stanley Dean Witter Balanced Income Fund
(10)     Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(11)     Morgan Stanley Dean Witter California Tax-Free Income Fund

(12)    Morgan Stanley Dean Witter Capital Growth Securities
(13)    Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(14)    Morgan Stanley Dean Witter Convertible Securities Trust
(15)    Morgan Stanley Dean Witter Developing Growth Securities Trust
(16)    Morgan Stanley Dean Witter Diversified Income Trust
(17)    Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(18)    Morgan Stanley Dean Witter Equity Fund
(19)    Morgan Stanley Dean Witter European Growth Fund Inc.
(20)    Morgan Stanley Dean Witter Federal Securities Trust
(21)    Morgan Stanley Dean Witter Financial Services Trust
(22)    Morgan Stanley Dean Witter Fund of Funds
(23)    Morgan Stanley Dean Witter Global Dividend Growth Securities
(24)    Morgan Stanley Dean Witter Global Utilities Fund
(25)    Morgan Stanley Dean Witter Growth Fund
(26)    Morgan Stanley Dean Witter Hawaii Municipal Trust
(27)    Morgan Stanley Dean Witter Health Sciences Trust
(28)    Morgan Stanley Dean Witter High Yield Securities Inc.
(29)    Morgan Stanley Dean Witter Income Builder Fund
(30)    Morgan Stanley Dean Witter Information Fund
(31)    Morgan Stanley Dean Witter Intermediate Income Securities
(32)    Morgan Stanley Dean Witter International Fund
(33)    Morgan Stanley Dean Witter International SmallCap Fund
(34)    Morgan Stanley Dean Witter Japan Fund
(35)    Morgan Stanley Dean Witter Latin American Growth Fund
(36)    Morgan Stanley Dean Witter Limited Term Municipal Trust
(37)    Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(38)    Morgan Stanley Dean Witter Market Leader Trust
(39)    Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(40)    Morgan Stanley Dean Witter Mid-Cap Equity Trust
(41)    Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(42)    Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(43)    Morgan Stanley Dean Witter New York Municipal Money Market Trust
(44)    Morgan Stanley Dean Witter New York Tax-Free Income Fund
(45)    Morgan Stanley Dean Witter Next Generation Trust
(46)    Morgan Stanley Dean Witter North American Government Income Trust
(47)    Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(48)    Morgan Stanley Dean Witter Real Estate Fund
(49)    Morgan Stanley Dean Witter S&P 500 Index Fund
(50)    Morgan Stanley Dean Witter S&P 500 Select Fund
(51)    Morgan Stanley Dean Witter Select Dimensions Investment Series
(52)    Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(53)    Morgan Stanley Dean Witter Short-Term Bond Fund
(54)    Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(55)    Morgan Stanley Dean Witter Small Cap Growth Fund
(56)    Morgan Stanley Dean Witter Special Value Fund
(57)    Morgan Stanley Dean Witter Strategist Fund
(58)    Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(59)    Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(60)    Morgan Stanley Dean Witter Total Market Index Fund
(61)    Morgan Stanley Dean Witter Total Return Trust

(62)     Morgan Stanley Dean Witter U.S. Government Money Market Trust
(63)     Morgan Stanley Dean Witter U.S. Government Securities Trust
(64)     Morgan Stanley Dean Witter Utilities Fund
(65)     Morgan Stanley Dean Witter Value-Added Market Series
(66)     Morgan Stanley Dean Witter Value Fund
(67)     Morgan Stanley Dean Witter Variable Investment Series
(68)     Morgan Stanley Dean Witter World Wide Income Trust



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------
Mitchell M. Merin                   President and Chief Operating Officer of Asset
President, Chief                    Management of Morgan Stanley Dean Witter & Co.
Executive Officer and               ("MSDW); Chairman, Chief Executive Officer and Director
Director                            of Morgan Stanley Dean Witter Distributors Inc. ("MSDW
                                    Distributors") and Morgan Stanley Dean Witter Trust FSB ("MSDW
                                    Trust"); President, Chief Executive Officer and Director of
                                    Morgan Stanley Dean Witter Services Company Inc. ("MSDW
                                    Services"); President of the Morgan Stanley Dean Witter Funds;
                                    Executive Vice President and Director of Dean Witter Reynolds
                                    Inc. ("DWR"); Director of various MSDW subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                          Assistant Secretary of DWR; Executive Vice President,
Executive Vice President,           Secretary, General Counsel and Director of MSDW
Secretary, General                  Services; Executive Vice President, Assistant Secretary and
Counsel and Director                Assistant General Counsel of MSDW Distributors; Vice President,
                                    Secretary and General Counsel of the Morgan Stanley Dean Witter
                                    Funds.

Joseph J. McAlinden                 Vice President of the Morgan Stanley Dean Witter Funds;
Executive Vice President            Director of MSDW Trust.
and Chief Investment
Officer

Ronald E. Robison                   President MSDW Trust; Executive Vice President, Chief
Executive Vice President,           Administrative Officer and Director of MSDW Services;
Chief Administrative                Vice President of the Morgan Stanley Dean Witter Funds.
Officer and Director

Edward C. Oelsner, III
Executive Vice President

Joseph Arcieri                      Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Peter M. Avelar                     Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the High
Yield Group



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------
Mark Bavoso                         Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Douglas Brown
Senior Vice President

Rosalie Clough
Senior Vice President
and Director of Marketing

Richard Felegy
Senior Vice President

Sheila Finnerty                     Vice President of Morgan Stanley Dean Witter Prime
Senior Vice President               Income Trust

Edward F. Gaylor                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Robert S. Giambrone                 Senior Vice President of MSDW Services, MSDW
Senior                              Vice President Distributors and MSDW
                                    Trust and Director of MSDW Trust;
                                    Vice President of the Morgan Stanley
                                    Dean Witter Funds.

Rajesh K. Gupta                     Vice President of various Morgan Stanley Dean Witter
Senior Vice President,              Funds.
Director of the Taxable
Fixed Income Group and
Chief Administrative Officer -
Investments

Kenton J. Hinchliffe                Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Kevin Hurley                        Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Jenny Beth Jones                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Michelle Kaufman                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

John B. Kemp, III                   President of MSDW Distributors.
Senior Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------

Jonathan R. Page                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of
the Money Market Group

Anita H. Kolleeny                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of Sector
Rotation

Ira N. Ross                         Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Guy G. Rutherfurd, Jr.              Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the Growth
Group

Rochelle G. Siegel                  Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

James Solloway
Senior Vice President

Paul D. Vance                       Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the Growth
and Income Group

Elizabeth A. Vetell
Senior Vice President
and Director of Shareholder
Communication

James F. Willison                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the
Tax-Exempt Fixed
Income Group

Raymond Basile
First Vice President

Thomas F. Caloia                    First Vice President and Assistant Treasurer of
First Vice President                MSDW Services; Assistant Treasurer of MSDW
and Assistant                       Distributors; Treasurer and Chief Financial and Accounting
Treasurer                           Officer of the Morgan Stanley Dean Witter Funds.

Thomas Chronert
First Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------

Marilyn K. Cranney                  Assistant Secretary of DWR; First Vice President and
First Vice President                Assistant Secretary of MSDW Services; Assistant
and Assistant Secretary             Secretary of MSDW Distributors and the Morgan Stanley
                                    Dean Witter Funds.

Salvatore DeSteno                   First Vice President of MSDW Services.
First Vice President

Peter W. Gurman
First Vice President

Michael Interrante                  First Vice President and Controller of MSDW Services;
First Vice President                Assistant Treasurer of MSDW Distributors; First Vice
and Controller                      President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Doug Ketterer
First Vice President

Lou Anne D. McInnis                 First Vice President and Assistant Secretary of MSDW
First Vice President and            Services; Assistant Secretary of MSDW Distributors and
Assistant Secretary                 the Morgan Stanley Dean Witter Funds.

Carsten Otto                        First Vice President and Assistant Secretary of MSDW
First Vice President                Services; Assistant Secretary of MSDW Distributors and
and Assistant Secretary             the Morgan Stanley Dean Witter Funds.

Ruth Rossi                          First Vice President and Assistant Secretary of MSDW
First Vice President and            Services; Assistant Secretary of MSDW Distributors and
Assistant Secretary                 the Morgan Stanley Dean Witter Funds.

James P. Wallin
First Vice President

Robert Abreu
Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President


NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------

Andrew Arbenz
Vice President

Armon Bar-Tur                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Thomas A. Bergeron
Vice President

Philip Bernstein
Vice President

Dale Boettcher
Vice President

Michelina Calandrella
Vice President

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Liam Carroll
Vice President

Philip Casparius
Vice President

Annette Celenza
Vice President

Aaron Clark
Vice President

William Connerly
Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------

Michael James Davey
Vice President

David Dineen
Vice President

Glen H. Frey
Vice President

Jeffrey D. Geffen
Vice President

Sandra Gelpieryn
Vice President

Charmaine George
Vice President

Michael Geringer
Vice President

Gail Gerrity-Burke
Vice President

Peter Gewirtz
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Trey Hancock
Vice President

Laury Haskamp
Vice President

Matthew Haynes                      Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Peter Hermann                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

David T. Hoffman
Vice President


NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------

Thomas George Hudson III
Vice President

Kevin Jung                          Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Carol Espejo-Kane
Vice President

Nancy Karole-Kennedy
Vice President

Paula LaCosta                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Kimberly LaHart
Vice President

Thomas Lawlor
Vice President

Gerard J. Lian                      Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Cameron Livingston
Vice President

Nancy Login
Vice President

Sharon Loguercio
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco                Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Peter McDowell
Vice President

Albert McGarity
Vice President

Teresa McRoberts                    Vice President of Morgan Stanley Dean Witter S&P 500
Vice President                      Select Fund.





NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------

Mark Mitchell
Vice President

Julie Morrone                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Mary Beth Mueller
Vice President

David Myers                         Vice President of Morgan Stanley Dean Witter Natural
Vice President                      Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Hilary O'Neil
Vice President

Anne Pickrell
Vice President

Frances Roman
Vice President

Dawn Rorke
Vice President

John Roscoe                         Vice President of Morgan Stanley Dean Witter
Vice President                      Real Estate Fund

Hugh Rose
Vice President

Robert Rossetti                     Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Deborah Santaniello
Vice President

Patrice Saunders
Vice President

Howard A. Schloss                   Vice President of Morgan Stanley Dean Witter Federal
Vice President                      Securities Trust.




NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                ------------------------------------------------

Peter J. Seeley                     Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Robert Stearns
Vice President

Naomi Stein
Vice President

Michael Strayhorn
Vice President

Kathleen H. Stromberg               Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Marybeth Swisher
Vice President

Michael Thayer
Vice President

Robert Vanden Assem
Vice President

David Walsh
Vice President

Alice Weiss                         Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

John Wong
Vice President

     The principal address of MSDW Advisors, MSDW Services, MSDW Distributors, DWR, and the Morgan Stanley Dean Witter Funds is Two World Trade Center, New York, New York 10048. The principal address of MSDW is 1585 Broadway, New York, New York 10036. The principal address of MSDW Trust is 2 Harborside Financial Center, Jersey City, New Jersey 07311.

Item 27.    Principal Underwriters
            ----------------------

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust

(3)     Active Assets Money Trust
(4)     Active Assets Tax-Free Trust
(5)     Morgan Stanley Dean Witter 21st Century Trend Fund
(6)     Morgan Stanley Dean Witter Aggressive Equity Fund
(7)     Morgan Stanley Dean Witter American Opportunities Fund
(8)     Morgan Stanley Dean Witter Balanced Growth Fund
(9)     Morgan Stanley Dean Witter Balanced Income Fund
(10)    Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(11)    Morgan Stanley Dean Witter California Tax-Free Income Fund
(12)    Morgan Stanley Dean Witter Capital Growth Securities
(13)    Morgan Stanley Dean Witter Competitive Edge Fund, "Best Ideas Portfolio"
(14)    Morgan Stanley Dean Witter Convertible Securities Trust
(15)    Morgan Stanley Dean Witter Developing Growth Securities Trust
(16)    Morgan Stanley Dean Witter Diversified Income Trust
(17)    Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(18)    Morgan Stanley Dean Witter Equity Fund
(19)    Morgan Stanley Dean Witter European Growth Fund Inc.
(20)    Morgan Stanley Dean Witter Federal Securities Trust
(21)    Morgan Stanley Dean Witter Financial Services Trust
(22)    Morgan Stanley Dean Witter Fund of Funds
(23)    Morgan Stanley Dean Witter Global Dividend Growth Securities
(24)    Morgan Stanley Dean Witter Global Utilities Fund
(25)    Morgan Stanley Dean Witter Growth Fund
(26)    Morgan Stanley Dean Witter Hawaii Municipal Trust
(27)    Morgan Stanley Dean Witter Health Sciences Trust
(28)    Morgan Stanley Dean Witter High Yield Securities Inc.
(29)    Morgan Stanley Dean Witter Income Builder Fund
(30)    Morgan Stanley Dean Witter Information Fund
(31)    Morgan Stanley Dean Witter Intermediate Income Securities
(32)    Morgan Stanley Dean Witter International Fund
(33)    Morgan Stanley Dean Witter International SmallCap Fund
(34)    Morgan Stanley Dean Witter Japan Fund
(35)    Morgan Stanley Dean Witter Latin American Growth Fund
(36)    Morgan Stanley Dean Witter Limited Term Municipal Trust
(37)    Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(38)    Morgan Stanley Dean Witter Market Leader Trust
(39)    Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(40)    Morgan Stanley Dean Witter Mid-Cap Equity Trust
(41)    Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(42)    Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(43)    Morgan Stanley Dean Witter New York Municipal Money Market Trust
(44)    Morgan Stanley Dean Witter New York Tax-Free Income Fund
(45)    Morgan Stanley Dean Witter Next Generation Trust
(46)    Morgan Stanley Dean Witter North American Government Income Trust
(47)    Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(48)    Morgan Stanley Dean Witter Prime Income Trust
(49)    Morgan Stanley Dean Witter Real Estate Fund
(50)    Morgan Stanley Dean Witter S&P 500 Index Fund
(51)    Morgan Stanley Dean Witter S&P 500 Select Fund
(52)    Morgan Stanley Dean Witter Short-Term Bond Fund

(53)     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(54)     Morgan Stanley Dean Witter Small Cap Growth Fund
(55)     Morgan Stanley Dean Witter Special Value Fund
(56)     Morgan Stanley Dean Witter Strategist Fund
(57)     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(58)     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(59)     Morgan Stanley Dean Witter Total Market Index Fund
(60)     Morgan Stanley Dean Witter Total Return Trust
(61)     Morgan Stanley Dean Witter U.S. Government Money Market Trust
(62)     Morgan Stanley Dean Witter U.S. Government Securities Trust
(63)     Morgan Stanley Dean Witter Utilities Fund
(64)     Morgan Stanley Dean Witter Value-Added Market Series
(65)     Morgan Stanley Dean Witter Value Fund
(66)     Morgan Stanley Dean Witter Variable Investment Series
(67)     Morgan Stanley Dean Witter World Wide Income Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Mr. Purcell, who is a Trustee of the Registrant, none of the following persons has any position or office with the Registrant.

Name                       Positions and Office with MSDW Distributors
----                       -------------------------------------------

Michael T. Gregg           Vice President and Assistant Secretary.

James F. Higgins           Director

Philip J. Purcell          Director

John Schaeffer             Director

Charles Vadala             Senior Vice President and Financial Principal.

Item 28.        Location of Accounts and Records
                --------------------------------

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.        Management Services
                -------------------

      Registrant is not a party to any such management-related service contract.

Item 30.        Undertakings
                ------------

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 7th day of February, 2000.

                               MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST



                                               By /s/Barry Fink
                                                  ---------------------------
                                                  Barry Fink
                                                  Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.5 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                         Title                     Date
         ----------                         -----                     ----
(1) Principal Executive Officer             Chief
                                            Executive Officer,
                                            Trustee and Chairman

By    /s/Charles A. Fiumefreddo                                       02/07/00
    ----------------------------------
         Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By    /s/Thomas F. Caloia                                            02/07/00
    ----------------------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By    /s/Barry Fink                                                 02/07/00
    ----------------------------------
         Barry Fink
         Attorney-in-Fact

     Michael Bozic                  Manuel H. Johnson
     Edwin J. Garn                  Michael E. Nugent
     John R. Haire                  John L. Schroeder
     Wayne E. Hedien

By    /s/David M. Butowsky                                          02/07/00
    ----------------------------------
         David M. Butowsky
         Attorney-in-Fact

                MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
                                  Exhibit Index


2.   Amended and Restated By-Laws of the Registrant dated May 1, 1999.

10.  Consent of Independent Accountants.